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                                                                     EXHIBIT 3.9


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FILING FEE: $100.00

FILE IN DUPLICATE                                              [STAMP]

PRINT CLEARLY
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                            ARTICLES OF ORGANIZATION
                                      OF AN
                       OKLAHOMA LIMITED LIABILITY COMPANY

TO:      OKLAHOMA SECRETARY OF STATE
         2300 N Lincoln Blvd, Room 101, State Capitol Building
         Oklahoma City, Oklahoma 73l05-4897
         (405) 522-4560

         The undersigned for the purpose of forming an Oklahoma limited liability company pursuant to the provisions of 18 O.S., Section 2004, does hereby execute the following articles.

1. The name of the limited liability company (Note: The name must contain either the words limited liability company or limited company or the abbreviations LLC, LC, L.L.C. or L.C. The word limited may be abbreviated as Ltd. and the word Company may be abbreviated as Co.).

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                       P & A REMEDIATION, LLC.
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2. The street address of its principal place of business, wherever located.

                       218 EAST MODOC       NOWATA          OK         74048
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         Street address                      City         State       Zip Code

3. The name and street address of the resident agent in the state of Oklahoma

      WESLEY GRINER       218 EAST MODOC        NOWATA OK            74048
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      Name                Street Address     City     State           Zip
                         (P.O. Boxes are NOT acceptable)

4. The term of existence:         PERPETUAL
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ARTICLES OF ORGANIZATION MUST BE SIGNED BY AT LEAST ONE PERSON WHO NEED NOT BE A
MEMBER OF THE LIMITED LIABILITY COMPANY.

                                            Dated:         11/24/99
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Signature:                       /s/ BWALKER
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Type or Print Name:              BRYAN WALKER
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Address:                         P. O. BOX 269
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                                 218 EAST MODOC
                                 NOWATA, OK 74048